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                                                                 Total pages:  8


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported)     February 29, 1996



                     BOETTCHER WESTERN PROPERTIES III LTD.
             (Exact name of Registrant as specified in its charter)




COLORADO                              0-11502                 84-0911344
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(State or other jurisdiction         (Commission            (IRS Employer
of incorporation)                    File Number)           Identification No.)


77 West Wacker Drive                    Chicago, Illinois              60601
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(Address of principal executive office)                              (Zip code)



Registrant's telephone number, including area code  (312) 574-6000
                                                    ------------------------



                                      N/A
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         (Former name or former address, if changed since last report)



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Item 2.  Acquisition or Disposition of Assets

On February 29, 1996, Boettcher Western Properties III Ltd, (the "Partnership") sold the land, related improvements and personal property of the residential apartment complex know as La Risa Apartments ("La Risa") located at 800 Babock Road, San Antonio, Texas. The purchaser, ALT Affordable Housing Service, Inc. is not affiliated with the Partnership, its Managing General Partner or any affiliate, director, officer of associate of the foregoing, and the sales price was determined by arm's length negotiations. La Risa consists of 33 buildings with 254 units containing approximately 83,896 square feet of net rentable area on approximately 9.7 acres of land. At the time of sale, La Risa was approximately 92% rented and occupied.

The net proceeds to the Partnership, before proration of operating income and expenses related to the property, were as follows:

Sales Price                                                         $6,440,000

   Less:
       Costs of sale:
         Sales commissions                               (223,453)
         Closing costs (title fees, legal and other)      (74,400)
       Tenant security  deposit liability                 (33,040)
       Mortgage payoff                                 (3,692,414)  (4,023,307)
                                                                    ----------

Net Proceeds                                                        $2,416,693
                                                                    ==========

The net proceeds will be utilized as follows:

Distribution to limited partners ($45.45/unit)                      $1,000,000

Partial repayment of cash advances, reimbursement and
 deferred fees to the Managing General Partner                       1,000,000

Addition to Partnership cash reserves                                  416,693
                                                                    ----------

                                                                    $2,416,693
                                                                    ==========


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


Item 7.  Financial Statements and Exhibits

         (a) Financial Statements--Not applicable.

         (b) Pro forma financial information--See pages 4 through 7 filed as part of this report.

         (c) Exhibit--
             10.19   Purchase and Sale Agreement for the sale of LaRisa
                     Apartments.




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


                     BOETTCHER WESTERN PROPERTIES III LTD.
                            (A Limited Partnership)
                            Pro Forma Balance Sheet
                               December 31, 1995
                                  (Unaudited)



                                                                Pro Forma Adjustments
                                                               -----------------------
                                               Historical        Sale of  LaRisa and           Pro Forma
                                           December 31, 1995   Application of Proceeds     December 31, 1995
                                           -----------------   -----------------------     -----------------
            Assets
            ------

Real estate investments, at gross cost
    Properties held for sale                 $ 16,364,757              ($7,263,070)            $9,101,687
    Less discount on related debt              (1,192,518)                 414,111               (778,407)
                                              -----------              -----------             ----------
                                               15,172,239               (6,848,959)             8,323,280
Less accumulated depreciation                  (4,949,888)               2,508,678             (2,441,210)
                                              -----------              -----------             ----------
                                               10,222,351               (4,340,281)             5,882,070

Cash and cash equivalents at cost,
    which approximates market value               658,609                  416,693              1,075,302
Accounts receivable and other assets              180,932                  (56,392)               124,540
Property tax and other escrow deposits             34,182                  (34,182)                     -
Debt issuance costs, net of accumulated
    amortization of $164,271                       26,250                        -                 26,250
Deferred leasing costs, net of accumulated
    amortization of $438,457                      190,659                        -                190,659
                                              -----------              -----------             ----------
                 Total Assets                 $11,312,983              ($2,014,162)            $7,298,821
                                              ===========              ===========             ==========

            Liabilities and Partner's Equity
            --------------------------------

Mortgage payable, net of unamortized
    debt discount of $6,508                    $7,072,107              ($3,692,414)            $3,379,693
Payable to managing general partner             1,414,760               (1,000,000)               414,760

Accounts payable & accrued expenses               288,271                   (9,998)               278,273
Property taxes payable                             32,900                  (32,900)                     -
Tenants' deposits                                  78,489                  (33,040)                45,449
Unearned rental income                              3,724                     (782)                 2,942
Accrued interest payable                           33,658                  (32,519)                 1,139
                                              -----------              -----------             ----------
                 Total Liabilities              8,923,909               (3,801,653)             5,122,256
Partners' capital (deficit)
    General partners                             (126,392)                  17,875               (108,517)
    Limited partners                            2,515,466                  769,616              3,285,082
                                              -----------              -----------             ----------
    Total Partners' capital (deficit)           2,389,074                1,787,491              3,176,565
                                              -----------              -----------             ----------
    Total Liabilities & Partners' Equity      $11,312,983              ($2,014,162)            $7,298,821
                                              ===========              ===========             ==========


See accompanying notes to pro forma financial statements.



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


                     BOETTCHER WESTERN PROPERTIES III LTD.
                            (A Limited Partnership)
                       Pro Forma Statement of Operations
                  For the Three Months Ended December 31, 1995
                                  (Unaudited)


                                                            Pro Forma Adjustments
                                                            ---------------------
                                               Historical                               Pro Forma
                                          Three Months Ended         Sale of        Three Months Ended
                                           December 31, 1995         LaRisa          December 31, 1995
                                          ------------------         -------         -----------------
Revenue:
   Rental income                               $517,215            ($301,120)              $216,095
   Tenant reimbursements for common
    area charges, insurance and taxes            82,820                    -                 82,820
   Other income                                  18,324              (12,131)                 6,193
                                               --------            ---------               --------
                                                618,359             (313,251)               305,108
                                               --------            ---------               --------

Expenses:
   Interest, including amortization of debt
    discount and debt issuance costs            189,767             (107,038)                82,729
   Depreciation                                 116,135              (63,221)                52,914
   Property taxes                                62,458              (37,540)                24,918
   Fees and reimbursements to managing
    general partner                              44,636                    -                 44,636
   Other management fees                         28,850              (13,785)                15,065
   Salaries of on-site property managers         31,475              (31,475)                     -
   Repairs and maintenance                       51,355              (28,923)                22,432
   Utilities                                     34,852              (25,203)                 9,649
   Other administrative                          63,085              (23,026)                40,059
   Environmental costs                            3,901                    -                  3,901
                                               --------            ---------               --------
                                                626,514             (330,211)               296,303
                                               --------            ---------               --------

      Net earnings (loss)                       ($8,155)             $16,960                 $8,805
                                               ========            =========               ========

Net earnings (loss) per limited partnership
 unit, using the weighted average number
 of limited partnership units outstanding
 of 22,000:                                      ($0.37)               $0.77                  $0.40
                                               ========            =========               ========

See accompanying notes to pro forma financial statements.




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


                     BOETTCHER WESTERN PROPERTIES III LTD.
                            (A Limited Partnership)
                       Pro Forma Statement of Operations
                  For the Fiscal Year Ended September 30, 1995
                                  (Unaudited)


                                                            Pro Forma Adjustments
                                                            ---------------------
                                               Historical                               Pro Forma
                                              Year Ended             Sale of            Year Ended
                                          September 30, 1995         LaRisa         September 30, 1995
                                          ------------------         -------         -----------------
Revenue:
   Rental income                               $2,145,948          ($1,235,348)            $910,600
   Tenant reimbursements for common
    area charges, insurance and taxes             271,087                    -              271,087
   Other income                                    91,501              (55,162)              36,339
                                                ---------            ---------            ---------
                                                2,508,536           (1,290,510)           1,218,026
                                                ---------            ---------            ---------
Expenses:
   Interest, including amortization of debt
    discount and debt issuance costs              807,298             (431,385)             375,913
   Depreciation                                   451,174             (239,036)             212,138
   Property taxes                                 255,633             (153,044)             102,589
   Fees and reimbursements to managing
    general partner                               186,893                    -              186,893
   Other management fees                          108,667              (51,657)              57,010
   Salaries of on-site property managers          156,975             (156,975)                   -
   Repairs and maintenance                        260,913             (126,477)             134,436
   Utilities                                      121,150              (88,312)              32,838
   Other administrative                           234,592              (84,162)             150,430
   Environmental costs                             72,136                    -               72,136
                                                ---------            ---------            ---------
                                                2,655,431           (1,331,048)           1,324,383
                                                ---------            ---------            ---------
      Net earnings (loss)                     ($  146,895)         $    40,538          ($  106,357)
                                                =========            =========            =========

Net earnings (loss) per limited partnership
 unit using the weighted average number
 of limited partnership units outstanding
 of 22,000:
                                                   ($6.61)               $1.83               ($4.79)
                                                =========            =========            =========

See accompanying notes to pro forma financial statements.



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                     BOETTCHER WESTERN PROPERTIES III LTD.
                            (a Limited Partnership)
               NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION




Note 1 -     Basis of Presentation
             ---------------------

             The unaudited pro forma balance sheet at December 31, 1995 is based on the historical balance sheet for the Partnership presented on its Form 10-Q for the quarter ended December 31, 1995. In general, the pro forma adjustments represent the elimination of all liabilities related to LaRisa Apartments, and the net effect of the sale transaction and resulting utilization of the sale proceeds, including a distribution to the limited partners' capital account, as follows:


                         Distribution to limited partners   $1,000,000
                         Repayment of amounts due managing
                          general partner                    1,000,000
                         Addition to cash reserves             416,693
                                                            ----------
                             Net proceeds                   $2,416,693
                                                            ==========

            The unaudited pro forma statements of operations for the three months ended December 31, 1995 and for the year ended September 30, 1995 are based on the historical statements of operations for the Partnership presented on Form 10-Q and 10-K for the three months ended December 31, 1995 and the year ended September 30, 1995, respectively. In general, the pro forma adjustments represent the elimination of LaRisa's historical operations for the three months ended December 31, 1995 and for the year ended September 30, 1995.




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                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             BOETTCHER WESTERN PROPERTIES III LTD.

                             By:  Boettcher Properties, Ltd., as
                                  Managing General Partner

                                  By:   BPL Holdings, Inc., as
                                        Managing General Partner


  Dated:  March 14, 1996          By:   /s/ Thomas M. Mansheim
                                        ------------------------------
                                        Treasurer; Principal Financial
                                        and Accounting Officer of the
                                        Partnership




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